SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  October 30, 1996
(Date of earliest event reported)

Commission File No. 333-2209




                      Norwest Asset Securities Corporation
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        Delaware                                     52-1972128
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(State of Incorporation)                (I.R.S. Employer Identification No.)




5325 Spectrum Drive, Frederick, Maryland                     21703
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 Address of principal executive offices                    (Zip Code)




                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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                     (Former name, former address and former
                   fiscal year, if changed since last report)

ITEM 5.  Other Events

     On October 30, 1996, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1996-4, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-17, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 (the "Offered Certificates"), having an aggregate original principal balance of $341,961,200. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of October 30, 1996, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank"), First Union National Bank of North Carolina, as trust administrator and Firstar Trust Company, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1996-5, Class A-16, Class B-3, Class B-4 and Class B-5, having an aggregate initial principal balance of $73,101,033.90 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

     As of the date of initial issuance, the Offered Certificates evidenced an approximate 82.39% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Private Certificates, distributions on which are subordinated to distributions on the Offered Certificates.

     Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

     An election will be made to treat the Trust Estate as two separate REMICs for federal income tax purposes (the "Upper-Tier REMIC" and the "Lower-Tier REMIC"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, the Class A-12, Class A-13, Class A-14, Class A-15 Certificates, the Class A-16 PAC Component, the Class A-16 TAC Component, the Class A-16 Accretion Directed Component, the Class A-16 Accrual Component, the Class A-16 IO Component, the Class A-16 PO Component and the Class A-17 Certificates, the Class M Certificates and the Class B-1,
Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class A-R and Class A-LR Certificates will be treated as the "residual interest" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                   Description
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  (EX-4) Pooling and Servicing Agreement, dated as of October 30, 1996, among Norwest Asset Securities Corporation, Norwest Bank Minnesota, National Association, First Union National Bank of North Carolina and Firstar Trust Company, as trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORWEST ASSET SECURITIES CORPORATION

October 30, 1996
                                           --------------------------------
                                           M. Kathryn Gray
                                           Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.                         Description                   Electronic (E)
-----------                         -----------                   --------------

     (EX-4)                   Pooling     and      Servicing           E
                              Agreement, dated as of October
                              30, 1996 among  Norwest  Asset
                              Securities        Corporation,
                              Norwest    Bank     Minnesota,
                              National  Association,   First
                              Union  National  Bank of North
                              Carolina  and  Firstar   Trust
                              Company, as trustee.